UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900
McLean, VA 22102
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On May 4, 2011, Tracy Lawson, the Vice President, Corporate Controller (Principal Accounting Officer) of Primus Telecommunications Group, Incorporated (“ Primus” or the “Company”), advised us that she will be stepping down from her position at Primus effective on May 18, 2011.

(c)  James C. Keeley, Acting Chief Financial Officer and Treasurer (Principal Financial Officer), is expected to serve as our Principal Accounting Officer following Ms. Lawson’s departure and until further notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: May 10, 2011	By:	/s/ Christie A. Hill
	Name:	Christie A. Hill, Esq.
	Title:	General Counsel, Secretary and Senior Vice President, Compliance Officer